UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

OCA Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39901	85-2218652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 201-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	OCAXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share, included as part of the Units	OCAX	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	OCAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Annual Meeting of OCA Acquisition Corp.

On June 22, 2023, OCA Acquisition Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of approving: (i) the Director Election Proposal and (ii) the Auditor Ratification Proposal. For more information on these proposals, which are described below, please refer to the Company’s proxy statement, dated June 8, 2023. As of the record date of June 2, 2023, there were 7,638,217 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies were received for 6,558,894 shares of common stock, or approximately 86% of the shares issued and outstanding and entitled to vote at the Annual Meeting; therefore, a quorum was present.

Director Election Proposal—a proposal to re-elect the current Class I directors to the Company’s board of directors (the “Board”).

Holders of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) re-elected each of the Class I director nominees proposed by the Board to serve as a director until the third annual meeting following election and until each director’s successor has been duly elected and qualified. In accordance with the Company’s amended and restated certificate of incorporation, prior to the completion of the Company’s initial business combination, the holders of Class B Common Stock have the exclusive right to elect, remove and replace any director, and the holders of the Company’s Class A common stock, par value $0.0001 per share, have no right to vote on the election, removal or replacement of any director. The Director Election Proposal received the following final voting results:

For	Against	Abstain
3,737,500	0	0

Auditor Ratification Proposal—a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.

Stockholders voted to ratify the appointment of WithumSmith+Brown, PC, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Auditor Ratification Proposal received the following final voting results:

For	Against	Abstain
6,558,894	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2023

OCA ACQUISITION CORP.

By:	/s/ Jeffrey Glat
Name:	Jeffrey Glat
Title:	Chief Financial Officer, Secretary and Treasurer

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